Ex 10(a)
Execution Version

AMENDMENT AGREEMENT NO. 1 TO CREDIT AGREEMENT

This Amendment Agreement (this “Agreement”) is made as of February 24, 2025, by and among Illinois Tool Works Inc., a Delaware corporation (the “Borrower”), ING Bank N.V., London Branch, as agent (the “Agent”) and the lenders listed on the signature pages hereto (collectively, the “Lenders”).

WHEREAS:

(A)The Borrower, the Agent and the Lenders, are parties to a Credit Agreement dated as of May 5, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the Effective Date (as defined below), the “Existing Credit Agreement”, and as further amended, restated, supplemented or otherwise modified from time to time (including after giving effect to this Agreement), the “Credit Agreement”), which had a Commitment of €1,000,000,000 as of the Execution Date and will have an outstanding Loan of €750,000,000 as of the Effective Date (as defined below).

(B)The Borrower has informed the Agent and the Lenders that the Borrower wishes to (i) omit the one-month Interest Period, (ii) reduce the Applicable Margin and (iii) extend the Termination Date.

(C)In connection with the foregoing, the Borrower has requested amendments to certain provisions of the Existing Credit Agreement as set forth in Section 2 herein.

(D)In accordance with Section 8.2 (Amendments) of the Existing Credit Agreement, the Agent and the undersigned Lenders, which constitute all of the Lenders, have agreed to such requested amendments, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1Definitions

Terms used in this Agreement but not defined herein shall have the meanings given to such terms in the Existing Credit Agreement.

2 Amendments

As of the Effective Date:

2.1 The definition of “Applicable Margin” in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by replacing the reference to “75.0 bps” with “70.0 bps”.

2.2 The definition of “Interest Period” in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by deleting “one,”.

2.3 The definition of “Termination Date” in Section 1.1 (Defined Terms) of the Existing Credit Agreement is hereby amended by replacing the reference to “May 3, 2024” with the date “February 28, 2027”.

2.4 Section 2.6.4 (Extension of Termination Date) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Extension of Termination Date. So long as no Default or Unmatured Default has occurred and is continuing, the Borrower may on up to one occasion, upon at least 30 days and not more than 45 days prior to the then scheduled Termination Date, by written notice to the Agent (who shall promptly provide a copy of such notice to each Lender), extend the Termination Date to September 15, 2027.”

3 Representations and Warranties

The Borrower hereby represents and warrants to the Agent and the Lenders that, on and as of the Effective Date, prior to and after giving effect to this Agreement:

3.1the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof, except (a) for the representations and warranties set forth in Sections 5.5 and 5.7 of the Credit Agreement, which are true and correct in all material respects as of the Effective Date, and (b) to the extent any other such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this certification; and

3.2 there exists no Default or Unmatured Default.

4Conditions Precedent

This Agreement shall become effective on the date on which each of the following conditions shall have been satisfied (the “Effective Date”):

4.1the execution and delivery of a counterpart (including a facsimile or other electronic counterpart) hereof by each of the parties hereto,

4.2receipt by the Agent of:

4.2.1copy of a certificate of good standing of the Borrower certified by the appropriate governmental officer in its jurisdiction of incorporation;

4.2.2copies, certified by the Secretary or Assistant Secretary of the Borrower, of its restated certificate of incorporation, together with all amendments, of its by-laws and of its Board of Directors’ resolutions authorizing the execution of this Agreement,

4.2.3an incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign this Agreement, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower,

4.2.4a certificate, signed by the Financial Officer of the Borrower, stating that on such date no Default or Unmatured Default has occurred and is continuing,

4.2.5a certificate, signed by the Financial Officer of the Borrower, stating that on such date the representations and warranties contained in this Agreement are true and correct in all material respects, and

4.2.6such other documents as the Agent, the Lenders or their counsel may have reasonably requested,

4.3receipt by the Agent of all fees, expenses and other amounts then due and owing to the Agent and the Lenders, on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents, and

4.4receipt by the Agent of a written opinion of in-house counsel to the Borrower as to the capacity and authority of the Borrower, in substantially the form of Exhibit A attached hereto.

5Miscellaneous

5.1This Agreement constitutes a Loan Document. As of the Effective Date, this Agreement, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The provisions of the Loan Documents shall, save as expressly modified by this Agreement, continue in full force and effect. Except as expressly provided herein, this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. References in the Loan Documents to the “Credit Agreement” shall mean the Existing Credit Agreement as modified by this Agreement.
5.2Subject to any limitation set forth in any Loan Document, the Borrower hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents.

5.3CHOICE OF LAW.

5.3.1THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

5.3.2Each of the Lenders and the Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any other Loan Document, any claims brought against the Agent by any Lender relating to this Agreement or the consummation or administration of the transactions contemplated hereby shall be construed in accordance with and governed by the law of the State of Illinois.

5.4This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract (and signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document). The words “execution,” “signed,” “signature,” and words of like import in this Agreement or any other document delivered hereunder shall be deemed to include electronic signatures and electronic records in accordance with Section 15.2 (Electronic Execution) of the Credit Agreement.

5.5The provisions of Sections 10.3 (Headings), 10.9 (Severability of Provisions), 10.16 (Acknowledgement and Consent to Bail-In of Affected Financial Institutions), 13.1 (Successors and Assigns), 16.2 (Consent to Jurisdiction), and 16.3 (Waiver of Jury Trial) of the Credit Agreement are incorporated by reference herein, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized signatories as of the date first written above.

ILLINOIS TOOL WORKS INC.,
as Borrower

By: /s/ Michael M. Larsen
Name: Michael M. Larsen
Title: Senior Vice President and Chief Financial Officer

By: /s/ David O. Livingston
Name: David O. Livingston
Title: Vice President Business Development / Treasury

ING BANK N.V., LONDON BRANCH,
as Agent

By: /s/ Nicola Bates
Name: Nicola Bates
Title: Authorised Signatory

By: /s/ Ibironke Sofowora
Name: Ibironke Sofowora
Title: Authorised Signatory

ING BANK N.V., DUBLIN BRANCH,
as Lender

By: /s/ Robert O’Donoghue
Name: Robert O’Donoghue
Title: Managing Director

By: /s/ Rosemary Healy
Name: Rosemary Healy
Title: Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH,
as Lender

By: /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By: /s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

COMMERZBANK AG, NEW YORK BRANCH,
as Lender

By: /s/ Jack Deegan
Name: Jack Deegan
Title: Managing Director

By: /s/ Robert Sullivan
Name: Robert Sullivan
Title: Director

EXHIBIT A

Form of In-house Opinion

Attached.

EXHIBIT A

FORM OF IN-HOUSE OPINION

February __, 2025

The Agent and the Lenders who are parties to the
Credit Agreement described below.

I am Chief Governance Counsel for Illinois Tool Works Inc. (the “Borrower”) and have represented the Borrower in connection with its execution and delivery of the Amendment Agreement No. 1 to Credit Agreement among the Borrower, ING Bank N.V., London Branch, as Agent, and the Lenders named therein dated as of February 24, 2025 (the “Amendment”). All capitalized terms used in this opinion and not otherwise defined shall have the meanings attributed to them in the Credit Agreement among the Borrower, ING Bank N.V., London Branch, as Agent, and the Lenders named therein dated as of May 5, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof and after giving effect to the Amendment, the “Credit Agreement”).

I have examined the Borrower’s certificate of incorporation, by-laws, resolutions, the Loan Documents (for purposes of this opinion, “Loan Documents” shall mean the Credit Agreement, the Amendment and any promissory notes issued thereunder) and such other matters of fact and law which I deem necessary to render this opinion. I have relied on the representations and warranties of the Borrower contained in the Credit Agreement and Amendment with respect to the factual matters set forth therein. Based upon the foregoing, it is my opinion that:

1. The Borrower is validly existing and in good standing under the laws of its state of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to have such authority would not have a Material Adverse Effect. The Borrower has the corporate power and authority to execute and deliver the Amendment.

2. The execution and delivery of the Amendment by the Borrower and the performance by the Borrower of the Obligations have been duly authorized by all necessary corporate action and proceedings on the part of the Borrower and will not:

(a) require any consent of the Borrower’s shareholders;

(b) violate the Subject Law (as defined below), order, writ, judgment, injunction, decree or award binding on the Borrower or the Borrower’s amended and restated certificate of incorporation or by-laws or, to my knowledge, any indenture, instrument or agreement binding upon the Borrower; or

(c) result in, or require, the creation or imposition of any Lien pursuant to the provisions of any indenture, instrument or agreement known to me and binding upon the Borrower which could reasonably be expected to have a Material Adverse Effect.

3. The Amendment has been duly executed and delivered by the Borrower.

4. There is no litigation or proceeding against the Borrower which, to my knowledge, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

5. No approval, authorization, consent, adjudication or order of any Governmental Authority, which has not been obtained by the Borrower, is required to be obtained by the Borrower in connect with the execution and delivery of the Amendment, the borrowing under the Credit Agreement or in connection with the payment by the Borrower of the Obligations.

I render no opinion herein as to any provisions of federal or state securities laws and regulations (including laws and regulations administered by the United States Securities and Exchange Commission), state “blue sky” laws and regulations, margin regulations (other than compliance with the provisions of Regulation U and Regulation X of the Federal Reserve Board with respect to the making of the Loans as provided in the Credit Agreement), laws and regulations relating to commodity (and other) futures and indices and other similar instruments, federal or state forfeiture laws, any federal or state laws regulating pensions and employee benefits, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended, federal and state antitrust and unfair competition laws and regulations, federal and state environmental, land use, subdivision and zoning laws and regulations, tax laws and regulations, racketeering (e.g., RICO) laws and regulations, health and safety (e.g., OSHA) and labor laws and regulations, bulk transfer laws and patent, copyright and trademark laws.

I express no opinion with respect to any matter arising out of or related to the USA Patriot Act of 2001, as amended, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. app. 1 et seq., any regulations promulgated under the foregoing laws, Executive Order No. 13224 on Terrorist Financing, any sanctions program administered by the U.S. Department of Treasury’s Office of Foreign Asset Control, or any other laws, regulations, executive orders or government programs designed to combat terrorism or money laundering, or the effect of any of the foregoing laws, regulations, orders or programs, if applicable, to the transaction described in the Credit Agreement.

I am a member of the bar of the State of Washington. Subject to the preceding paragraph, the opinions expressed herein are limited to the laws of the State of Washington, the General Corporation Law of the State of Delaware (without reference to interpretive case law) and the federal laws of the United States of America normally applicable to transactions of this nature (collectively, the “Subject Law”), and I express no opinion concerning the laws of any other jurisdiction, whether applicable directly or through Washington law. I express no opinion concerning any ordinances, administrative decisions, rules or regulations of any county, town, municipality or special political subdivision (whether created or enabled through legislative action at the federal, state or regional level).

This opinion is given as of the date hereof, and is not to be circulated, quoted or otherwise referred to or relied upon for any other purposes or by any other person without my prior written consent; provided, however, that any reliance must be actual and reasonable and subject to the understanding that this opinion is rendered as of the date hereof with no reissuance as at any future date, including, without limitation, any date that a successor or assign may become a party to the Credit Agreement and provided, further, that you may furnish this opinion (a) to your potential successors and assignees and to potential participants of your rights under the Credit Agreement, (b) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (c) to your or their respective independent accountants and attorneys, and (d) pursuant to order or legal process of any court or governmental agency or requirement of applicable law or regulation. This opinion is limited to the matters expressly stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated. I expressly disclaim any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to my attention or changes in the law that may hereafter occur.